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                                                         Exhibit 10.13
                           CONFIDENTIALITY AGREEMENT

        THIS AGREEMENT entered into by and between ________________ having an address at _____________ ("RECIPIENT") and Edwards Lifescience Corporation, a Delaware corporation, having an address at _____________, Irvine, California, 92614 ("EDWARDS").

        EDWARDS is the owner of certain proprietary information related to _____________ ("INFORMATION") with all right, title and interest vested therein and has authority to disclose said INFORMATION. EDWARDS agrees to disclose such INFORMATION, and RECIPIENT agrees to accept such disclosure to allow RECIPIENT to evaluate such INFORMATION for the purpose of _____________.

        In consideration of the opportunity to evaluate EDWARDS'S INFORMATION, RECIPIENT agrees to receive that INFORMATION from EDWARDS and to hold the INFORMATION in confidence and not to disclose it to any third parties, nor to use it for any purpose other than to evaluate it for the purpose described above, for a period of five (5) years from the date of disclosure, unless or until:

        1) said INFORMATION shall become a matter of public knowledge in a single publication through no fault of RECIPIENT, or

        2) said INFORMATION shall have in its entirety been known to RECIPIENT prior to its receipt from EDWARDS, as exhibited by written records to EDWARDS within ten (10) days of the disclosure, or

        3) said INFORMATION shall be disclosed to RECIPIENT in its entirety by a third party who is not under any obligation of confidentiality to EDWARDS, or

        4) said INFORMATION is approved in writing by EDWARDS for release by RECIPIENT.

        It is understood that acceptance of the INFORMATION by RECIPIENT shall not give the right to use the INFORMATION for other than evaluation purposes unless or until a formal written agreement for the specified purpose has been entered into by the parties.
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IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized representatives.

EDWARDS LIFESCIENCES CORPORATION

By:                                        By:
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Title:                                     Title:
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Date:                                      Date:
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